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                                                                Exhibit 10.44(b)

                              AMENDMENT NO. 1 TO
                         MASTER LEASE AGREEMENT NO. 2


     THIS AMENDMENT NO. 1 TO MASTER LEASE AGREEMENT NO. 2 (this "Amendment") is made as of the 28th day of February, 1997, between GENERAL ELECTRIC CAPITAL CORPORATION, for itself and as agent for certain Participants (hereinafter called, together with its successors and assigns, if any, "Lessor"), and BOSTON CHICKEN, INC. (hereinafter called "Lessee").

     Lessor and Lessee have heretofore executed that certain Master Lease Agreement No. 2 dated as of December 9, 1996 (the "Agreement"), and desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. The Agreement is hereby amended as follows:

          (a) In clause (xvi) of Section I(c), the phrase ", petroleum or hazardous substances" is inserted between the phrases "hazardous wastes" and "as Lessor".

          (b) In the third sentence of Section III(a): (i) the phrase "and the Participants (on an after-tax basis)" is inserted between the phrases "reimburse Lessor" and "upon receipt", and (ii) the phrase "or any Participant" is inserted between the phrases "against Lessor" and "and submission".

          (c) In clause (v) of Section III(c), the phrase "and the Participants" is inserted between the word "Lessor" and the phrase "harmless from".

          (d) In Section IV(b), the following provisions are added as the final sentence to thereof:

              "Such inspection may include the taking of samples of the soil, air, water or building materials on, at or under any Fee Property or subject to any Ground Lease."

          (e) In Section V(c), the following provisions are added as the final sentence thereof:

              "Notwithstanding any other provision to the contrary, a
          "Permitted Lien" shall not be any lien or encumbrance in favor of a governmental entity for any
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          damages arising from, or costs incurred by such governmental entity in response to, a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substances or wastes (including, but not limited to, asbestos and petroleum) into the indoor or outdoor environment, which has not been adequately bonded."

          (f) In Section X(c), the phrase "and the Participants" is inserted between the word "Lessor" and the phrase "harmless from" and the phrase "or the Participants" is inserted between the phrases "shall Lessor" and "be guilty".

          (g) In clause (2) of the sixth sentence of Section XI(b), the phrase "and the Participants" is inserted between the word "Lessor" and the phrase "all sums due".

          (h) In Subsection (3) of Section XII(b), the first sentence thereof is amended and restated as follows:

               "Anything to the contrary set forth herein notwithstanding, any assignee or Participant hereunder shall (x) (i) so long as no Default shall have occurred and be continuing, not be engaged in the quick-service restaurant business (nor shall any Affiliate of such assignee or Participant be engaged in the quick-service restaurant business) (at the time of acquisition or transfer of a Participant's interest) and (ii) have (or its ultimate parent shall have) a net worth or combined capital and surplus of not less than $50,000,000 or (y) be approved by Lessee (which approval shall not be unreasonably withheld, delayed or conditioned) upon Lessor's or a Participant's request; provided, that AT&T Commercial Finance Corporation ("ATTCFC") may sell, assign or otherwise transfer all or any portion of its interest as a Participant without it or its assignee satisfying clause (x)(i) or clause (y) above if (m) such sale, assignment or transfer occurs in connection with a sale of all or substantially all of the assets of the Capital Markets Division of ATTCFC, and (n) the assets and revenues of the quick-service restaurant business of the proposed assignee and its Affiliates do not constitute more than 20% of the consolidated assets and 20% of the consolidated revenues of the proposed assignee and its Affiliates taken as a whole during the fiscal year immediately preceding the date of such proposed sale, assignment or transfer."

          (i) In Section XIV(a), the word "or" between the phrases "environmental damage)," and "(ii) the condition" is hereby deleted, and the following provisions are hereby added after the words "or any Sublessee" and before the semi-colon:

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              "or (iii) in connection with the transactions contemplated by, or the provisions of, (A) the Intercreditor Agreement or (B) any participation or similar agreement between or among the Lessor and any Participant or Participants".

          (j) In Section XIV(b)(3), the word "petroleum," is inserted between the phrase "polychlorinated biphenyls ("PCBs")," and "and radioactive substances".

          (k) In Section XIV(c), the words "and Participants'" are inserted between the phrases "of Lessor's" and "rights, privileges".

          (l) In the fourth sentence of Section XVII(a), the phrase "or any Participant" is inserted between the word "Lessor" and the phrase "shall in no event".

          (m) In Subsection (3) of Section XVII(b), the phrase "first priority" is inserted between the word "a" and the phrase "security interest".

     2. The form of Sublease Agreement No. 2, attached as Exhibit No. 3 to the Agreement, is hereby amended as follows:

          (a) In Section IV(b), the following provisions are added as the final sentence thereof:

              "Such inspection may include the taking of samples of the soil, air, water or building materials on, at or under any Fee Property or subject to any Ground Lease."

          (b) In Section V(c), the following provisions are added as the final sentence thereof:

              "Notwithstanding any other provision to the contrary, a "Permitted Lien" shall not be any lien or encumbrance in favor of a governmental entity for any damages arising from, or costs incurred by such governmental entity in response to, a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration or any pollutant, contaminant, chemical, or industrial, toxic or hazardous substances or wastes (including, but not limited to, asbestos and petroleum) into the indoor or outdoor environment, which has not been adequately bonded."

          (c) In Section XIV(b)(3), the word "petroleum" is inserted between the phrase "polychlorinated biphenyls ("PCBs")," and "and radioactive substances".

     3. Except as expressly set forth herein, the terms and conditions of the Agreement remain unmodified and in full force and effect.

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     4.   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     5. This Amendment may be executed in counterparts, each of which taken together shall constitute one and the same agreement.





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     IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment No. 1 to
Master Lease Agreement No. 2 to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                LESSEE:

GENERAL ELECTRIC CAPITAL               BOSTON CHICKEN, INC.
CORPORATION, FOR ITSELF AND AS
AGENT FOR CERTAIN PARTICIPANTS


By: /s/ David Avigdor                  By: /s/ Bernadette Dennehy
   ---------------------------------      ----------------------------------
Name:   David Avigdor                  Name:  Bernadette Dennehy
     -------------------------------         -------------------------------
Title:  Transaction and Syndication    Title: Vice President
        Senior Manager                        ------------------------------
       -----------------------------



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